© 2026 Texas Capital Bank Member FDIC July 22, 2026 Q2-2026 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including trade policies, geopolitical conflicts, inflation, including increased energy costs, unemployment rates and interest rates; TCBI’s ability to innovate, to anticipate the needs of our current and future customers and to manage increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business, products and services; risks related to potential strategic acquisitions, including the risk that TCBI may not be able to consummate acquisitions on favorable terms, if at all, and the risk that TCBI may not realize the anticipated benefits from acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, outages, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; the failure to identify, attract and retain key personnel and other employees and to engage in adequate succession planning; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Q2 2026 Highlights (Compared to Q2 2025[1])

Record high in the history of the Firm

Net Income to Common ($mm)

GAAP	Adjusted[2]
$80.6	**$82.7**
+$7.6 or +10%	+$7.2 or +9%

PPNR[3] ($mm)

GAAP	Adjusted[2]
$130.0	**$132.7**
+$12.8 or +11%	+$12.2 or +10%

Capital

Common Equity / Total Assets	Tangible Common Equity / Tangible Assets[4]
9.87%	**9.87%**
-18bps	-17bps

Net Interest Margin

3.28%
-7bps

Fee Income From Areas of Focus ($mm)

Investment Banking, Private Wealth, and Treasury Product Fees[5]
$60.5
+$13.2 or +28%

Book Value per Share

Book Value per Share	Tangible Book Value per Share[6]
$77.01	**$76.98**
+$6.84 or 10%	+$6.84 or 10%

Financial Results

- Adjusted earnings per share[2] grew $0.25 or 15% YoY to $1.88
- Sustained operating leverage with adjusted PPNR[2, 3] increasing $12.2mm or 10% YoY
- Fee income from areas of focus increased $13.2mm or 28% YoY to $60.5mm, driven by record fee income across investment banking and trading, treasury product fees[5], and wealth fees

Balance Sheet & Capital

- Commercial loan balances increased $507mm or 4% QoQ and $1.2bn or 10% YoY
- Average non-interest bearing deposits, excluding mortgage finance increased $254mm or 8% QoQ and $183mm or 5% YoY
- Tangible book value per share[6] grew 10% YoY to $76.98, an all-time high for the Firm

Credit Quality

- Total ACL as a percentage of LHI of 1.34% and 1.78% when excluding mortgage finance
- Quarterly net charge-offs totaled $16.1mm or 26bps of average LHI
- Total non-performing assets as a percentage of total assets declined 13bps QoQ to 0.37% while migration trends continued as expected

Q2 2026 Key Metrics

	GAAP	Adjusted[2]
EPS	$1.83 +$0.25 or 16%	$1.88 +$0.25 or 15%
ROAA	1.03% +4bps	1.06% +4bps
ROACE	9.6% +39bps	9.8% +32bps
ROATCE[7]	9.6% +39bps	9.8% +32bps
Efficiency Ratio[8]	61.3% -64bps	60.4% -62bps

Texas Capital Bancshares, Inc.

3

Financial Performance // Income Statement

Financial Highlights ($mm)			Adjusted (Non-GAAP[2])					Adjusted (Non-GAAP[2])		
	2025	YTD 2026	2025	YTD 2026	Q2 2025	Q1 2026	Q2 2026	Q2 2025	Q1 2026	Q2 2026
Net Interest Income	1,028.6	$515.1	1,028.6	$515.1	$253.4	$254.7	$260.4	$253.4	$254.7	$260.4
Non-Interest Revenue	227.1	144.4	229.0	144.4	54.1	69.3	75.1	56.0	69.3	75.1
Total Revenue	1,255.8	659.5	1,257.7	659.5	307.5	324.0	335.5	309.4	324.0	335.5
Non-Interest Expense	768.1	419.1	768.9	414.9	190.3	213.6	205.5	188.9	212.2	202.8
PPNR[3]	487.7	240.4	488.8	244.5	117.2	110.4	130.0	120.5	111.8	132.7
Provision for Credit Losses	55.0	34.0	55.0	34.0	15.0	16.0	18.0	15.0	16.0	18.0
Income Tax Expense	102.5	47.7	102.7	48.7	24.9	20.6	27.1	25.6	21.0	27.7
Net Income	330.2	158.7	331.0	161.9	77.3	73.8	84.9	79.8	74.8	87.0
Preferred Stock Dividends	17.3	8.6	17.3	8.6	4.3	4.3	4.3	4.3	4.3	4.3
Net Income to Common	313.0	150.1	313.8	153.2	73.0	69.5	80.6	75.5	70.5	82.7

Performance Metrics	2025	YTD 2026	2025	YTD 2026	Q2 2025	Q1 2026	Q2 2026	Q2 2025	Q1 2026	Q2 2026
Return on Average Assets	1.04%	0.99%	1.04%	1.01%	0.99%	0.95%	1.03%	1.02%	0.97%	1.06%
PPNR[3] / Average Assets	1.53%	1.51%	1.54%	1.53%	1.50%	1.43%	1.58%	1.54%	1.45%	1.61%
Efficiency Ratio[8]	61.2%	63.5%	61.1%	62.9%	61.9%	65.9%	61.3%	61.1%	65.5%	60.4%
Return on Average Common Equity	9.6%	9.0%	9.6%	9.2%	9.2%	8.4%	9.6%	9.5%	8.5%	9.8%
Earnings Per Share	$6.79	$3.39	$6.80	$3.46	$1.58	$1.56	$1.83	$1.63	$1.58	$1.88

Non-GAAP[2] Adjustments ($mm)	2025	YTD 2026
Non-Interest Income	227.1	144.4
Loss on AFS Securities Sale	1.9	0.0
Non-Interest Income, Adj.	229.0	144.4
Non-Interest Expense	768.1	419.1
Debt Extinguishment Expense	0.0	(2.2)
FDIC Special Assessment	2.2	0.0
Restructuring Expenses	(1.4)	(2.0)
Non-Interest Expense, Adj.	768.9	414.9

Non-GAAP[2] Adjustments ($mm)	Q2 2025	Q1 2026	Q2 2026
Non-Interest Income	54.1	69.3	75.1
Loss on AFS Securities Sale	1.9	0.0	0.0
Non-Interest Income, Adj.	56.0	69.3	75.1
Non-Interest Expense	190.3	213.6	205.5
Debt Extinguishment Expense	0.0	0.0	(2.2)
FDIC Special Assessment	0.0	0.0	0.0
Restructuring Expenses	(1.4)	(1.4)	(0.6)
Non-Interest Expense, Adj.	188.9	212.2	202.8

Texas Capital Bancshares, Inc.

4

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q2 2025	Q1 2026	Q2 2026	QoQ	YoY
Assets					
Cash and Equivalents	2,690	2,957	3,698	25%	37%
Debt & Equity Securities	4,609	4,673	4,565	(2%)	(1%)
Commercial Loans	11,847	12,499	13,006	4%	10%
CRE Loans	5,648	5,287	5,128	(3%)	(9%)
Consumer Loans	540	431	429	(1%)	(21%)
Mortgage Finance Loans	5,890	6,962	6,383	(8%)	8%
Total LHI	23,926	25,180	24,947	(1%)	4%
Allowance for Credit Losses on Loans	(278)	(270)	(268)	(1%)	(3%)
Total Assets	**31,944**	**33,486**	**33,913**	**1%**	**6%**

	Q2 2025	Q1 2026	Q2 2026	QoQ	YoY
Liabilities					
Non-Interest Bearing Deposits	7,718	7,635	7,574	(1%)	(2%)
Interest Bearing Deposits	18,346	20,882	21,338	2%	16%
Total Deposits	26,064	28,517	28,911	1%	11%
Short-Term Borrowings	1,250	0	350	NM	(72%)
Total Liabilities	**28,433**	**29,880**	**30,266**	**1%**	**6%**
Equity					
Common Equity, Excl. AOCI	3,323	3,393	3,447	2%	4%
AOCI	(113)	(87)	(99)	14%	(12%)
Total Shareholder's Equity	**3,510**	**3,606**	**3,648**	**1%**	**4%**
Common Shares Outstanding	**45,746,836**	**43,671,305**	**43,470,167**	**(0%)**	**(5%)**

Performance Metrics	Q2 2025	Q1 2026	Q2 2026
Cash & Securities % of Assets	23%	23%	24%
Commercial Loans % of Total LHI	50%	50%	52%
Total Allowance for Credit Losses ($mm)	(334)	(331)	(333)
Total ACL / Total LHI	1.40%	1.32%	1.34%

	Q2 2025	Q1 2026	Q2 2026
Total LHI % of Deposits	92%	88%	86%
Non-Interest Bearing % of Deposits	30%	27%	26%
Book Value Per Share	$70.17	$75.71	$77.01
Tangible Book Value Per Share[6]	$70.14	$75.67	$76.98
Common Stock Dividend Per Share[9]	--	--	$0.20

Texas Capital Bancshares, Inc.

5

Loan Portfolio Composition

Commercial Loans ($bn)



$11.8
$11.9
$12.2
$12.5
$13.0
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Commercial Real Estate Loans ($bn)



$5.6
$5.7
$5.4
$5.3
$5.1
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Mortgage Finance Loans ($bn)



$5.2
$5.5
$5.4
$5.2
4%
$4.0
$4.7
15%
$5.3
$5.9
29%
$5.5
$6.1
54%
$5.9
$6.1
59%
$5.2
$7.0
67%
$6.3
$6.4
69%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Average
Period End
Enhanced Credit Structures % of Total Period End

- **Total LHI** increased $1.0bn or 4% YoY to $24.9bn, supported by continued commercial loan growth and higher mortgage finance balances
- **Ending period commercial loans** increased $507mm or 4% QoQ and $1.2bn or 10% YoY to $13.0bn
  - Growth driven by continued success winning new client relationships; C&I commitments up $2.5bn or 13% YoY
- **Commercial real estate loans** declined modestly to $5.1bn, down $159mm or 3% QoQ
  - Anticipated payoff activity remains elevated and full year average CRE loans expected to decline 12%
- **Average mortgage finance loans** increased 20% QoQ to $6.3bn as expected in the seasonally strong Q2
  - Enhanced credit structures represented 69% of period end balances, compared to 29% in Q2 last year, resulting in a current blended risk weighting of 54% on mortgage finance loans
    - Credits in the enhanced structures at quarter end carry a blended 33% risk weight

Texas Capital Bancshares, Inc.

6

Deposit and Funding Composition

Average Deposit Trends ($bn)



Q2 2026 EOP
$26.5
$27.4
$27.6
$26.3
$27.9
$28.9
$0.3
$0.0
$0.0
$0.4
$1.9
$3.4
$18.0
$19.0
$19.1
$18.4
$18.0
$17.9
$4.8
$4.9
$5.0
$4.2
$4.5
$4.0
$3.4
$3.4
$3.5
$3.3
$3.5
$3.6
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q2 2026
Non-Interest Bearing, Excl. MF10
MF10 Non-Interest Bearing
Interest Bearing
Interest Bearing Brokered

- Period end total deposit balances increased $2.8bn or 11% YoY
- Average non-interest bearing deposits, excl. MF[10] deposits increased $254mm or 8% QoQ and $183mm or 5% YoY
  - Ending non-interest bearing deposits, excl. MF[10] increased for the third consecutive quarter, growing $238mm QoQ, now up $546mm or 18% since Q3 2025
- Average MF[10] non-interest bearing deposits declined $316mm YoY to $4.5bn, representing 71% of average mortgage finance loans in Q2 2026 compared to 91% in Q2 2025
  - The majority of MF[10] non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client's mortgage finance or commercial loan yield
- Average cost of interest bearing deposits increased by 6bps to 3.38%
  - Cumulative beta of 72% since the beginning of the easing cycle

Mortgage Finance Self Funding Ratio

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YoY Change
Average MF[10] Non-Interest Bearing Deposits ($bn)	$4.8	$4.9	$5.0	$4.2	$4.5	($0.3)
Average MF[10] Loans ($bn)	$5.3	$5.5	$5.9	$5.2	$6.3	$1.0
MF[10] Self Funding Ratio	**91%**	**90%**	**85%**	**80%**	**71%**	**(19%)**

Funding Costs



3.83%
3.76%
3.47%
3.32%
3.38%
2.65%
2.62%
2.41%
2.38%
2.40%
2.41%
2.36%
2.18%
2.16%
2.21%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Avg Cost of Int. Bearing Deposits
Avg Cost of Total Deposits
Total Cost of Funds

Texas Capital Bancshares, Inc.

7

8 (11.3%) (10.8%) (5.6%) (5.8%) 2.8% 2.6% 5.5% 5.1% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 2026 Q2 2026 -200bps Shock -100bps Shock +100bps Shock +200bps Shock Net Interest Income Sensitivity Standard Model Assumptions11 100bp & 200bp Parallel Shocks ◼ Loan Balances: Static ◼ Deposit Balances: Static ◼ Loan Spreads: Current Levels ◼ Up Scenario Int. Bearing Deposit Beta: ~80% ◼ Down Scenario Int. Bearing Deposit Beta: ~65% ◼ Investment Portfolio: Ratio held constant Net Interest Income Sensitivity – Static Balance Sheet ($mm) $1,050mm$1,062mm Base NII12 Q2 2026Q1 2026 Yield Balance ($mm) Yield Balance ($mm) 3.64% $2,778 3.60% $2,420 Interest Bearing Cash and Equivalents 4.03% 4,544 4.30% 4,635 Debt & Equity Securities 0.54% 3 0.00% 3 Loans Held for Sale 6.62% 18,491 6.64% 18,172 LHI Excl. Mortgage Finance LHI 4.06% 6,310 3.99% 5,239 Mortgage Finance LHI --(272)--(268)ACL on Loans 5.54% $31,853 5.63% $30,201 Earning Assets ◼ 96% of LHI excl. mortgage finance LHI is variable rate ◼ $1bn of loans are fixed rate with 10% maturing or repricing in the next 12 months ◼ Added $400mm of two year receive-fixed swaps with a weighted average receive rate of 3.87% against 1-month SOFR during the quarter ◼ Effective June 1st Impacts of Mortgage Finance ◼ Mortgage finance LHI represents 25% of the average total LHI portfolio with the majority tied to 1-month SOFR ◼ The average SOFR rate for the quarter declined by 3bps compared to last quarter ◼ Given the current outlook and observed seasonality, the average mortgage finance self funding ratio is expected to be between 70-75% in the medium term ◼ Firm’s overall net interest income sensitivity (per the chart above) is inclusive of mortgage finance NII impact on a flat balance sheet and does not account for changes in mortgage finance loan volumes in either a lower or higher rate environment $59 $30 ($59) ($120) $53 $27 ($60) ($113) Receive Rate Average Notional Balance ($bn) 3.49% 2.3 Q2 2026 3.53% 2.6 Q3 2026 3.53% 2.6 Q4 2026 3.53% 2.6 Q1 2027 3.53% 2.6 Q2 2027 3.50% 2.4 Q3 2027 3.48% 1.9 Q4 2027 Cash Flow Hedging Profile Earning Assets Profile (Average)

Q2-2026 Earnings Overview

Net Interest Income ($mm)



$254.7
$4.8
$2.2
$10.7
$1.6
$1.1
$0.4
($8.8)
($4.3)
($2.0)
$260.4
Q1 2026
Loans Excl MF Volume[10]
Loans Excl MF Yield[10]
MF Loan Volume[10]
MF Yield[10]
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q2 2026

- Net interest income increased $5.7mm QoQ supported by continued LHI growth, partially offset by increased funding volume and costs
- Non-interest income increased $21.0mm or 39% YoY to $75.1mm compared to non-interest income in Q2 2025
- Quarterly adjusted non-interest expense[2] increased $13.9mm YoY to $202.8mm, reflecting sustained investments in client facing capabilities, and temporary increases in legal and professional fees

Total Revenue ($mm)



3.35%
3.47%
3.38%
3.43%
3.28%
$307.5
$1.9
$54.1
$253.4
$340.4
$68.6
$271.8
$327.5
$60.0
$267.4
$324.0
$69.3
$254.7
$335.5
$75.1
$260.4
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Net Interest Income
Non-Interest Income
Non-Recurring Items[2]
Net Interest Margin

Non-Interest Expense ($mm)



$190.3
$1.4
$70.1
$118.8
1%
37%
62%
$190.6
$70.7
$119.9
37%
63%
$184.2
$77.6
$108.9
($2.2)
42%
59%
(1%)
$213.6
$1.4
$74.2
$137.9
1%
35%
64%
$205.5
$2.7
$80.0
$122.8
1%
39%
60%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Salaries & Benefits
Other NIE
Non-Recurring Items[2]

Texas Capital Bancshares, Inc.
9

10 $54.1 $68.6 $60.0 $69.3 $75.1 $56.0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 57% Investment Banking & Trading 7% Wealth 17% Treasury5 19% Other ◼ Non-interest income increased $21.0mm or 39% YoY to $75.1mm, representing 22% of total revenue compared to 18% in Q2 2025 ◼ Fee income from areas of focus reached a record $60.5mm, as strengthened client partnerships continue translating into broad engagement across the Firm ◼ Record investment banking and trading income of $42.8mm, with increased granularity across the entire platform ◼ Record treasury product fees5 of $12.5mm, as clients continue to ramp volumes and increase product use ◼ Record wealth management fees of $5.1mm, driven by client growth and an expanded solution set Non-Interest Income YoY Growth Q2 2026Q1 2026Q4 2025Q3 2025Q2 2025 15%$4.8 $4.4 $4.2 $4.2 $4.1 Assets Under Management13 ($bn) 38%$5.1 $4.4 $4.2 $4.0 $3.7 Wealth Management & Trust Fee Income ($mm) 8%$12.5 $12.1 $11.1 $11.1 $11.6 Treasury Product Fees5 ($mm) 34%$42.8 $42.3 $36.0 $41.2 $32.0 Investment Banking & Trading Income ($mm) 28%$60.5 $58.8 $51.3 $56.3 $47.3 Income from Areas of Focus ($mm) Non-Interest Income ($mm) % of Total Revenue, Adj.2 18% 20% 18% 21% 22% Non-Interest Income Non-Interest Income, Adj.2 Non-Interest Income Composition Q2 2026

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.40%
1.79%
1.32%
1.81%
1.34%
1.78%
Q2 2025
Q1 2026
Q2 2026
2.9x
2.3x
2.7x
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, Excl. MF[10] / LHI Excl. MF[10]
Q2 2025
Q1 2026
Q2 2026

Asset Quality Ratios



Criticized / LHI
NPAs / Total Assets
NCOs / Avg. LHI
2.66%
2.19%
2.64%
2.58%
2.79%
0.36%
0.30%
0.38%
0.50%
0.37%
0.22%
0.23%
0.18%
0.30%
0.26%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Net Charge-Offs ($mm)	$13.0	$13.7	$10.7	$17.4	$16.1

Special Mention Composition ($mm)



$339.9
2%
34%
64%
$249.6
1%
48%
51%
$346.6
60%
40%
$366.4
71%
29%
$479.3
50%
50%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$297.5
8%
92%
$280.1
9%
91%
$288.3
16%
84%
$284.2
30%
70%
$217.0
18%
82%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Commercial
Mortgage Finance
Real Estate
Consumer

- Total ACL of $333.4mm
- Total ACL, excl. MF[10] increased $1.3mm QoQ to $330.2mm
  - Total ACL, excl. MF[10] to LHI, excl. MF[10] is in the top decile among Peers[14] Total ACL to LHI ratio
- $16.1mm of quarterly net charge-offs, 0.26% of average LHI, primarily related to previously identified problem credits
- Quarterly provision expense as a percentage of average LHI of 29bps
  - Quarterly provision expense as a percentage of average LHI excl. MF[10] of 39bps
- Non-performing assets declined $42mm or 25% QoQ to $124mm, representing 37bps of total assets, a 13bps decline linked quarter
- Total criticized LHI increased $59mm or 9% YoY, with the percentage to total LHI increasing 13bps to 2.79%
  - Criticized loans increased $46mm or 7% linked quarter

Texas Capital Bancshares, Inc.
11

Capital Position and Trends

Regulatory Capital Levels


2026 Guidance
15.30%
2.44%
1.41%
11.45%
16.10%
2.50%
1.46%
12.14%
16.12%
2.52%
1.47%
12.13%
15.93%
2.49%
1.45%
11.99%
14.68%
1.17%
1.44%
12.07%
>11.00%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
2026 Guidance
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[4] (%)


10.04
10.05
10.25
10.26
10.56
10.56
9.87
9.87
9.87
9.87
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Tangible Common Equity / Tangible Assets4
Common Equity / Total Assets

Peer[14] Tangible Common Equity / Tangible Assets[4] (%)				
8.46	8.55	8.73	8.63	

Tangible Book Value per Share[6] ($)


70.14
70.17
73.02
73.05
75.25
75.28
75.67
75.71
76.98
77.01
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Tangible Book Value per Share6
Book Value per Share

Period End AOCI ($mm)				
(113)	(84)	(65)	(87)	(99)

AOCI per Share ($)				
(2.47)	(1.84)	(1.46)	(1.99)	(2.27)

- Regulatory capital ratios remain strong
  - **Total capital ratio of 14.68% and CET1 ratio of 12.07%**
- Utilized senior notes proceeds from the Q1 issuance to redeem $375mm of holding company subordinated notes
- Tangible common equity to tangible assets[4] of 9.87%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity to tangible assets[4] in top quartile of peer group[14]**
- Tangible book value per share[6] expanded $6.84 or 10% YoY as a result of income generated and repurchase activity, offset by a slight decline in AOCI
  - **TBVPS[6] of $76.98 is an all-time high for the Firm**
- Repurchased 239 thousand shares in Q2 2026 for a total of $24mm at a weighted average price of approximately 128% of prior month tangible book value per share[6]
  - $102mm remaining on the 2026 authorization at the end of Q2
- Quarterly common stock cash dividend of $0.20 declared and payable in Q3

Texas Capital Bancshares, Inc.
12

13 Full Year 2026 Guidance Full Year 2025 Adjusted (Non-GAAP2) Mid to high single-digit % growth$1,257.7mmTotal Revenue, Adjusted2 Mid single-digit % growth$768.9mmNon-Interest Expense, Adjusted2 35bps - 40bps31bpsProvision / Avg LHI, Excl. Mortgage Finance LHI >11%12.13%CET1 Ratio Full Year 2026 Guidance ◼ Forward curve15 assumes 25bps hike in December with an exit rate of 4.00% at year end 2026 ◼ Tax rate expected to be approximately 25% for the full year in 2026 Guidance Commentary

14 1. Comparisons vs. Q2 2025 GAAP and adjusted metrics unless otherwise noted 2. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios 3. “PPNR” used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense 4. Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles 5. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and non-trading FX transactions, all of which are included in other non-interest income and totaled $3.4mm, $3.0mm, $2.6mm, $2.9mm, and $3.7mm for Q2 2025, Q3 2025, Q4 2025, Q1 2026, and Q2 2026 respectively 6. Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end 7. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) 8. Non-interest expense divided by the sum of net interest income and non-interest income 9. Common stock cash dividend initiated and declared on April 23, 2026 and paid on June 15, 2026 10. “MF” used as abbreviation for Mortgage Finance 11. Model assumptions are only for Q2 2026; See prior TCBI Earnings Materials for prior model assumptions 12. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting 13. Assets Under Management includes non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on 14. Major exchange traded US peer banks with $20-100bn in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; peer data as of Q1 2026 15. Forward curve as of June 1, 2026 Appendix // Footnotes

15 Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below. (1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios YoY ChangeQ2 2026Q2 2025 Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported ($mm, unless noted otherwise) $7.2 $7.6 $82.7 $80.6 $75.5 $73.0 Net Income to Common $188.9 $188.9 $3,383.9 $3,383.9 $3,195.0 $3,195.0 Average Common Equity 0.0 0.0 1.5 1.5 1.5 1.5 Less: Average Goodwill & Intangibles $188.9 $188.9 $3,382.4 $3,382.4 $3,193.5 $3,193.5 Average Tangible Common Equity 0.3%0.4%9.8%9.6%9.5%9.2%ROACE 0.3%0.4%9.8%9.6%9.5%9.2%ROATCE

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

1. Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted
2. Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted
3. Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted
4. Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends
5. Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and noninterest income, adjusted

($mm, except per share)	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YoY Change	FY 2025	YTD 2026
Net Interest Income	$253.4	$271.8	$267.4	$254.7	$260.4	$7.0	$1,028.6	$515.1
Non-Interest Revenue	54.1	68.6	60.0	69.3	75.1	21.0	227.1	144.4
Adjustments for Non-Recurring Items:								
Loss on AFS Debt Securities Sale	1.9	-	-	-	-	(1.9)	1.9	-
Non-Interest Revenue, Adjusted	56.0	68.6	60.0	69.3	75.1	19.2	229.0	144.4
Total Revenue[1]	307.5	340.4	327.5	324.0	335.5	28.0	1,255.8	659.5
Total Revenue, Adjusted[1]	309.4	340.4	327.5	324.0	335.5	26.1	1,257.7	659.5
Non-Interest Expense	190.3	190.6	184.2	213.6	205.5	15.2	768.1	419.1
Adjustments:								
Debt Extinguishment Expense	-	-	-	-	(2.2)	(2.2)	-	(2.2)
FDIC Special Assessment	-	-	2.2	-	-	-	2.2	-
Restructuring Expense	(1.4)	-	-	(1.4)	(0.6)	0.8	(1.4)	(2.0)
Non-Interest Expense, Adjusted	188.9	190.6	186.4	212.2	202.8	13.9	768.9	414.9
PPNR[2]	117.2	149.8	143.3	110.4	130.0	12.8	487.7	240.4
PPNR, Adjusted[2]	120.5	149.8	141.0	111.8	132.7	12.2	488.8	244.5
Provision for Credit Losses	15.0	12.0	11.0	16.0	18.0	3.0	55.0	34.0
Income Tax Expenses	24.9	32.6	31.6	20.6	27.1	2.2	102.5	47.7
Tax Impact of Adjustments Above	0.8	-	(0.5)	0.3	0.7	(0.1)	0.2	1.0
Income Tax Expenses, Adjusted	25.6	32.6	31.1	21.0	27.7	2.1	102.7	48.7
Net Income[3]	77.3	105.2	100.7	73.8	84.9	7.6	330.2	158.7
Net Income, Adjusted[3]	79.8	105.2	98.9	74.8	87.0	7.2	331.0	161.9
Preferred Stock Dividends	4.3	4.3	4.3	4.3	4.3	-	17.3	8.6
Net Income to Common[4]	73.0	100.9	96.3	69.5	80.6	7.6	313.0	150.1
Net Income to Common, Adjusted[4]	75.5	100.9	94.6	70.5	82.7	7.2	313.8	153.2
Average Assets	$31,419.5	$32,162.7	$32,606.3	$31,375.1	$33,043.7	$1,624.2	$31,828.1	$32,214.0
Return on Average Assets	0.99%	1.30%	1.22%	0.95%	1.03%	0.04%	1.04%	0.99%
Return on Average Assets, Adjusted	1.02%	1.30%	1.20%	0.97%	1.06%	0.04%	1.04%	1.01%
PPNR[2] / Average Assets	1.50%	1.85%	1.74%	1.43%	1.58%	0.08%	1.53%	1.51%
PPNR, Adjusted[2] / Average Assets	1.54%	1.85%	1.72%	1.45%	1.61%	0.07%	1.54%	1.53%
Average Common Equity	$3,195.0	$3,324.2	$3,420.0	$3,373.9	$3,383.9	$188.9	$3,264.4	$3,378.9
Return on Average Common Equity	9.17%	12.04%	11.18%	8.35%	9.56%	0.39%	9.59%	8.96%
Return on Average Common Equity, Adjusted	9.48%	12.04%	10.98%	8.48%	9.80%	0.32%	9.61%	9.15%
Diluted Common Shares	46,215,394	46,233,167	45,509,370	44,601,129	44,062,419	(2,152,975)	46,127,375	44,311,469
Earnings per Share	$1.58	$2.18	$2.12	$1.56	$1.83	$0.25	$6.79	$3.39
Earnings per Share, Adjusted	$1.63	$2.18	$2.08	$1.58	$1.88	$0.25	$6.80	$3.46
Efficiency Ratio[5]	61.9%	56.0%	56.2%	65.9%	61.3%	(0.64%)	61.2%	63.5%
Efficiency Ratio, Adjusted[5]	61.1%	56.0%	56.9%	65.5%	60.4%	(0.62%)	61.1%	62.9%

Texas Capital Bancshares, Inc.

16